UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2012

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)  (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 13, 2012, India Globalization Capital, Inc. (“IGC” or the “Company”), through three of its subsidiaries, Techni Bharathi Private Limited (“TBL”),  IGC India Mining, Trading Private Limited (“IGC-IMT”) and IGC Materials Private Limited (“IGC-MPL”), entered into a Settlement Agreement (the “SA”) and a Share Purchase Agreement (the “SPA”) with Mr. Jortin Antony, Mrs. Sheeba Jortin, Mr. V.C.Antony, Mrs. Kunjamma Antony, V.C. Homes Private Limited, and the shareholders of TBL represented by Mr. Jortin Anthony, collectively ‘Mr. Jortin Antony Group,’ pursuant to which TBL becomes a fully-owned subsidiary of IGC.

In accordance to the SA and the SPA, the Jortin Group will 1) sell its shares in TBL, 23.13 % holding, to IGC for Rs. 2.33 per share, or 1 CR. or about $200,000; 2) give TBL the ownership papers to an apartment and two cars as described in the agreements; and 3) provide indemnity to IGC and its subsidiaries against future legal actions.

Likewise, IGC will 1) give the Jortin Group a piece of property that is in the name of TBL and pledged as collateral to a bank in India, the Vypin Land as described in the SA; 2) give the Jortin Group 1 Cr or around $200,000 on receipt of the money from TBL’s claim against the National Highways Authority of India (NHAI); and 3) provide indemnity to the Jortin Group against future legal actions.

Both the SA and the SPA include other customary representations, warranties and covenants by the parties. The foregoing description of the agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement and the Share Purchase Agreement, dated as of October 13, 2012 filed with the Securities and Exchange Commission herewith as Exhibit 2.1 and 2.2 and are incorporated in this report by reference.

Item 9.01.   Financial Statements and Exhibits

(d)  Exhibits.

See the Exhibit Index attached hereto.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

INDIA GLOBALIZATION CAPITAL, INC.

Date: October 18, 2012	By:	/s/ John Selvaraj
John Selvaraj
Treasurer, Principal Accounting and Financial Officer

Exhibit Index

Exhibit No.	Description

2.1
Settlement Agreement, dated as of October 13, 2012, by and between Techni Bharathi Private Limited (“TBL”) and IGC India Mining and Trading Private Limited (“IGC-IMT”), the FIRST PART; and Mr. Jortin Antony, Mrs. Sheeba Jortin, Mr. V.C.Antony, Mrs. Kunjamma Antony and V.C. Homes Private Limited collectively ‘Mr. Jortin Antony Group,’ the SECOND PART.

2.2
Share Purchase Agreement, dated as of October 13, 2012, by and among IGC Materials Private Limited (“IGC-MPL”), the FIRST PART; Mr. Jortin Antony individually and representing the Jortin Antony Group, the SECOND PART; and Techni Bharathi Private Limited (“TBL”), the THIRD PART.

99.1	Press Release dated October 18, 2012